     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 11, 1997

                                                      REGISTRATION NO. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                                CORESTAFF, INC.
             (Exact name of Registrant as specified in its charter)

                     DELAWARE                                           76-0407849
           (State or other jurisdiction                              (I.R.S. Employer
        of incorporation or organization)                          Identification No.)

                                                                     PETER T. DAMERIS
                                                                  SENIOR VICE PRESIDENT,
                                                              GENERAL COUNSEL AND SECRETARY
        4400 POST OAK PARKWAY, SUITE 1130                   4400 POST OAK PARKWAY, SUITE 1130
            HOUSTON, TEXAS 77027-3413                           HOUSTON, TEXAS 77027-3413
                  (281) 602-3400                                      (281) 602-3400
   (Address, including zip code, and telephone      (Name, address, including zip code, and telephone
                      number,                                            number,
  including area code, of Registrant's principal        including area code, of agent for service)
                 executive offices)

                                   Copies to:

                 JEFFERY B. FLOYD                                    JOHN F. WOMBWELL
                ROBERT K. HATCHER                                 ANDREWS & KURTH L.L.P.
              VINSON & ELKINS L.L.P.                            4200 TEXAS COMMERCE TOWER
              2300 FIRST CITY TOWER                                HOUSTON, TEXAS 77002
                1001 FANNIN STREET                                    (713) 220-4396
            HOUSTON, TEXAS 77002-6760
                  (713) 758-2222
               (713) 758-2346 (FAX)

                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration Statement No. 333-31509.

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------

                        CALCULATION OF REGISTRATION FEE

===========================================================================================
         Title of each class of                Proposed                 Amount of
      securities to be registered        maximum aggregate          registration fee
-------------------------------------------------------------------------------------------
Convertible Subordinated Notes(2)           $23,000,000                  $6,970
===========================================================================================

     REGISTRATION STATEMENT NO. 333-31509, WHICH WAS DECLARED EFFECTIVE ON AUGUST 11, 1997, RELATES TO $207,000,000 OF 2.94% (CONVERTIBLE SUBORDINATED NOTES AND $206,137,500 OF COMMON STOCK OF THE REGISTRANT (THE "PREVIOUSLY REGISTERED SECURITIES"). THIS REGISTRATION STATEMENT REGISTERS ADDITIONAL SECURITIES FOR OFFERING PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT TO THE TOTAL AMOUNT OF PREVIOUSLY REGISTERED SECURITIES REGISTERED ON REGISTRATION STATEMENT NO. 333-31509. PURSUANT TO RULE 429 UNDER THE SECURITIES ACT, THE PREVIOUSLY REGISTERED SECURITIES MAY BE OFFERED AND SOLD TOGETHER WITH THE SECURITIES REGISTERED HEREUNDER THROUGH THE USE OF THE COMBINED PROSPECTUS INCLUDED IN REGISTRATION STATEMENT NO. 333-31509. IN ACCORDANCE WITH RULE 429(B), THE AMOUNT OF THE PREVIOUSLY PAID FILING FEE ASSOCIATED WITH THE PREVIOUSLY REGISTERED SECURITIES WAS $125,193.

================================================================================

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 11th day of August, 1997.

                                            CORESTAFF, INC.

                                            By    /s/ EDWARD L. PIERCE
                                             -----------------------------------
                                                      Edward L. Pierce
                                                  Chief Financial Officer
                                                 and Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

*                                                      Chairman of the Board, Chief       August 11, 1997
-----------------------------------------------------    Executive Officer and President
Michael T. Willis                                        (Principal Executive Officer)

*                                                      Executive Vice                     August 11, 1997
-----------------------------------------------------    President -- Finance and
Austin P. Young                                          Administration and Director

/s/ EDWARD L. PIERCE                                   Senior Vice President, Chief       August 11, 1997
-----------------------------------------------------    Financial Officer and Assistant
Edward L. Pierce                                         Secretary (Principal Financial
                                                         and Accounting Officer)

*                                                      Director                           August 11, 1997
-----------------------------------------------------
Nuala Beck

*                                                      Director                           August 11, 1997
-----------------------------------------------------
Charles H. Cotros

*                                                      Director                           August 11, 1997
-----------------------------------------------------
Donald J. Edwards

*                                                      Director                           August 11, 1997
-----------------------------------------------------
Bruce V. Rauner

*                                                      Director                           August 11, 1997
-----------------------------------------------------
Charles R. Schneider

*                                                      Director                           August 11, 1997
-----------------------------------------------------
John T. Turner

              *By: /s/ EDWARD L. PIERCE
  ------------------------------------------------
                  Edward L. Pierce
                  Attorney-in-Fact

    The contents of the Registration Statement on Form S-3 (Registration No. 333-31509) registering Convertible Subordinated Notes and Common Stock of CORESTAFF, Inc. with a proposed maximum offering price of $413,137,500 are hereby incorporated by reference herein. Filed as exhibits hereto are the following opinion and consents.

     EXHIBIT
     NUMBERS                                               EXHIBITS
     -------                                               --------
        1.1    --  Certificate of Registrant as to payment of additional registration fee.
        5.1    --  Opinion of Vinson & Elkins L.L.P. (Exhibit 5.1 to Form S-3 Registration No. 333-31509).
       23.1    --  Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).
       23.2    --  Consent of Ernst & Young LLP.

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*Incorporated by reference as indicated

     EXHIBIT
     NUMBERS                                 INDEX TO EXHIBITS
     -------                                 -----------------
        1.1    --  Certificate of Registrant as to payment of additional registration fee.
        5.1    --  Opinion of Vinson & Elkins L.L.P. (Exhibit 5.1 to Form S-3 Registration No. 333-31509).
       23.1    --  Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).
       23.2    --  Consent of Ernst & Young LLP.

------------
*Incorporated by reference as indicated